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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 15, 2001


                       TANGER FACTORY OUTLET CENTERS, INC.
                      TANGER PROPERTIES LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        North Carolina                  1-11986                 561815473
        North Carolina                33-99736-01               561822494
-------------------------------    ----------------       ----------------------
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
        Incorporation)                  Number)           Identification Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (336) 292-3010
          -------------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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ITEM 5.     OTHER EVENTS.

            On February 15, 2001 Tanger Properties Limited Partnership (the "Operating Partnership") completed an underwritten offering of $100,000,000 of its 9-1/8% Senior Notes due February 2008 (the "Notes"). The Notes were unconditionally guaranteed (the "Guarantee") by Tanger Factory Outlet Centers, Inc. (the "Company"). The Notes and the Guarantee were issued under the shelf registration statement (Registration No. 333-39365/333-39365-01) declared effective by the Securities and Exchange Commission on November 3, 1997, a Prospectus, dated January 31, 2001, and the related Prospectus Supplement, dated February 9, 2001, relating to the offer and sale of the Notes and the Guarantees by the Operating Partnership and the Company. The Notes were priced to the public at 99.366% of their principal amount. The sale of the Notes was underwritten by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner
& Smith Incorporated and Banc of America Securities LLC pursuant to an Underwriting Agreement and related Terms Agreement attached as Exhibits 1.1 and 1.2 hereto. The terms and conditions of the Notes and related matters are set forth in the following documents: (i) the Indenture (the "Base Indenture"), dated as of March 1, 1996, among the Operating Partnership, the Company and State Street Bank and Trust Company, as Trustee, previously filed as exhibit 1(a) to the registrants' Form 8-K dated January 31, 2001; and (ii) the Third Supplemental Indenture, dated as of February 15, 2001, among the Operating Partnership, the Company and State Street Bank and Trust Company, as Trustee, filed as Exhibit 4.1 hereto.

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits.

      The exhibit listed in the following index relates to the Registration Statement (No. 333-39365/333-39365-01) on Form S-3, as amended, of the registrants and are filed herewith for incorporation by reference in such Registration Statement.


Exhibit no.                                   Description
-------------            -------------------------------------------------------

    1.1 Underwriting Agreement, dated February 9, 2001 among Tanger Properties Limited Partnership, Tanger Factory Outlet Centers, Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.

    1.2 Terms Agreement, dated February 9, 2001 among Tanger Properties Limited Partnership, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.

    4.1 Third Supplemental Indenture dated as of February 15, 2001, among Tanger Properties Limited Partnership, Tanger Factory Outlet Centers, Inc. and State Street Bank and Trust Company, as Trustee.

    4.2 Form of 9-18% Senior Note due 2008 (attached as Exhibit A to the Third Supplemental Indenture, filed as Exhibit 4.1 to this Report).




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 16, 2001

                              TANGER FACTORY OUTLET CENTERS, INC.

                              By:   /s/ Frank C. Marchisello Jr.
                                    --------------------------------------
                                    Frank C. Marchisello, Jr.
                                    Chief Financial Officer


                              TANGER PROPERTIES LIMITED PARTNERSHIP

                              By:   Tanger GP Trust, its sole general partner

                              By:   /s/ Frank C. Marchisello Jr.
                                    --------------------------------------
                                    Frank C. Marchisello, Jr.
                                    Treasurer


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EXHIBIT INDEX


                                                                   Sequentially
   Exhibit no.                    Description                      Numbered Page
   -----------                    -----------                      -------------

      1.1 Underwriting Agreement, dated February 9, 2001 among Tanger Properties Limited Partnership, Tanger Factory Outlet Centers, Inc., Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.

      1.2 Terms Agreement, dated February 9, 2001 among Tanger Properties Limited Partnership, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC.

      4.1         Third Supplemental Indenture dated February
                  15, 2001, among Tanger Properties Limited
                  Partnership, Tanger Factory Outlet Centers,
                  Inc. and State Street Bank and Trust
                  Company, as Trustee.

      4.2 Form of 9-18% Senior Note due 2008 (attached as Exhibit A to the Third Supplemental Indenture, filed as Exhibit 4.1 to this Report).



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